UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2012
__________________
THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, N.W., Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company's 2012 Annual Meeting of Shareholders was held on May 17, 2012. At the meeting, shareholders voted on the following items:
Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

F. Duane Ackerman	1,072,779,296	25,856,344	1,074,213	222,318,885
Francis S. Blake	1,048,541,424	50,133,359	1,035,070	222,318,885
Ari Bousbib	1,078,310,260	20,263,419	1,136,174	222,318,885
Gregory D. Brenneman	1,067,098,627	31,528,527	1,082,699	222,318,885
J. Frank Brown	1,077,931,511	20,666,881	1,111,461	222,318,885
Albert P. Carey	1,011,110,934	84,350,049	4,248,870	222,318,885
Armando Codina	1,010,287,191	85,176,200	4,246,462	222,318,885
Bonnie G. Hill	999,881,167	95,637,400	4,191,286	222,318,885
Karen L. Katen	1,021,545,145	77,153,933	1,010,775	222,318,885
Ronald L. Sargent	1,057,475,469	41,128,518	1,105,866	222,318,885
Proposal 2: The appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2012 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,301,203,809	17,414,087	3,410,842	N/A
Proposal 3: An advisory vote on executive compensation was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,074,470,642	20,712,705	4,526,506	222,318,885
Proposal 4: The amendment to the Company's Employee Stock Purchase Plan to increase the number of reserved shares by 20,000,000 was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,080,944,441	16,924,103	1,841,309	222,318,885
Proposal 5: A shareholder proposal regarding an advisory vote on political contributions was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
31,269,622	1,040,675,365	27,764,866	222,318,885
Proposal 6: A shareholder proposal regarding an employment diversity report was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
234,833,399	759,702,386	105,174,068	222,318,885

Proposal 7: A shareholder proposal regarding the removal of procedural safeguards from the Company's shareholder written consent right was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
284,007,304	811,318,370	4,384,179	222,318,885
Proposal 8: A shareholder proposal regarding a change in the percentage of outstanding shares required to call special shareholder meetings was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
455,297,848	641,595,568	2,816,437	222,318,885
Proposal 9: A shareholder proposal regarding charitable contributions was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
23,284,531	1,012,391,504	64,033,818	222,318,885
Proposal 10: A shareholder proposal regarding a stormwater management policy was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
36,912,893	980,656,698	82,140,262	222,318,885

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Teresa Wynn Roseborough
Name:	Teresa Wynn Roseborough
Title:	Executive Vice President, General Counsel & Corporate Secretary
Date: May 22, 2012

4